Note 9 - Federal Income Taxes (Detail) - Reconciliation of the Difference between Federal Income Tax Expense and the Federal Statutory Tax Rate Amount (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Tax at statutory rate	$ 5,177	$ 2,610	$ 1,846
Effect of tax-exempt interest	(479)	(443)	(489)
Deferred tax valuation allowance	0	0	485
Other	(442)	(333)	(330)
Federal income taxes	4,256	1,834	1,512
Effective tax rate	29.00%	25.00%	29.00%
Federal Reconcilliation [Member]
Federal income taxes	$ 4,256	$ 1,834	$ 1,512